SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 23, 2003

                            ASTEA INTERNATIONAL INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                       0-26330                   23-2119058

(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)




                               240 Gibraltar Road
                           Horsham, Pennsylvania 19044
                    (Address of principal executive offices)


                                 (215) 682-2500
              (Registrant's telephone number, including area code)





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Item 5.  Other Events.


         On July 23, 2003, we received a letter from The NASDAQ Stock Market, Inc. notifying us that our common stock has failed to meet The NASDAQ SmallCap Market continued listing requirement for minimum bid price. We issued a press release on July 29, 2003, announcing our receipt of the letter from The NASDAQ Stock Market. The press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)              Exhibits

                 Exhibit 99.1 Press release, dated July 29, 2003





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Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ASTEA INTERNATIONAL INC.



Date:  July 29, 2003                         By:   /s/Zack B. Bergreen
                                                   ---------------------
                                                    Zack B. Bergreen
                                                    President and Chief
                                                    Executive Officer


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                                  EXHIBIT INDEX


Exhibit Number             Description
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99.1                       Press Release, Dated July 29, 2003






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